UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  OCTOBER 31, 2008

TARA MINERALS CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-143512

20-5000381

(State or other jurisdiction of

(Commission

(IRS Employer

incorporation or organization)

File No.)

Identification No.)

2162 Acorn Court,  Wheaton, IL 60187

(Address of principal executive offices, including zip code)

(630) 462-2079

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TARA MINERALS CORP.

FORM 8-K

SECTION 5. – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2008, Jeffrey W. Pritchard and John Brownlie submitted their respective resignations as directors of Tara Minerals Corp. (the “Registrant”).   On November 3, 2008 the Board of Directors of the Registrant accepted Mr. Pritchard’s and Mr. Brownlie’s resignations.  Neither Mr. Pritchard nor Mr. Brownlie has had any disagreements with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2008.

TARA MINERALS CORP.

a Nevada  corporation

By:   /s/ Francis Richard Biscan , Jr.

Name:

Francis Richard Biscan, Jr.

Title:

President

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